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                                                             EXHIBIT NUMBER (23)
                                                             TO 1996 FORM 10-K


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report dated January 21, 1997, incorporated by reference in Northern Trust Corporation's Annual Report on Form 10-K for the year ended December 31, 1996, into the Corporation's previously filed Form S-8 Registration Statements File Nos. 33-22546, 33-47597, 33-51971, 33-63843 and 333-00809; and the
Corporation's previously filed Form S-3 No. 333-18951.



                                             ARTHUR ANDERSEN LLP


Chicago, Illinois
March 12, 1997